United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 14, 2022 (October 10, 2022)

Date of Report (Date of earliest event reported)

Arisz Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41078	87-1807866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MSQ Ventures 12 East 49th Street, 17th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 699 9827

199 Water St, 31st Floor

New York, NY 10038

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARIZ	The Nasdaq Stock Market LLC
Warrants	ARIZW	The Nasdaq Stock Market LLC
Rights	ARIZR	The Nasdaq Stock Market LLC
Units	ARIZU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

Amendment to the Merger Agreement

As previously disclosed, on January 21, 2022, Arisz Acquisition Corp., a Delaware corporation (“Arisz” or “Parent”), entered into that certain Agreement and Plan of Merger (as amended as of April 4, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Arisz and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser”), (b) Purchaser agreed to form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement, as amended.

Also as previously disclosed, on April 4, 2022, each of Purchaser, Merger Sub, Arisz and the Company executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto.

Also, as previously disclosed, on April 4, 2022, each of Arisz and the Company entered into that certain Amendment (“Amendment No. 1”) to the Merger Agreement pursuant to which, among other things, the parties clarified certain Cayman Island corporate law matters by mutual agreement.

The foregoing descriptions of the Merger Agreement and Amendment No. 1 do not purport to be complete and are qualified in their entirety by the terms and conditions of the actual Merger Agreement and Amendment No.1, which were filed as Exhibits 2.1 to the Current Reports on Form 8-K filed with the SEC on January 26, 2022 and April 4, 2022, respectively, and are incorporated by reference herein.

On October 10, 2022, each of Arisz and the Company entered into that certain Amendment (“Amendment No. 2”) to the Merger Agreement to provide, among other things:

(1) that until the earlier of (x) termination of the Merger Agreement in accordance with its terms, and (y) forty-five (45) calendar days prior to the Outside Date, neither the Company nor the Parent Parties shall participate in discussions, negotiations or related activities with any Person concerning any Alternative Transaction,

(2) that the Company and Parent shall cause the amendment and/or termination of certain agreements in order to remove all existing restrictions on four hundred thousand (400,000) Insider Shares that are currently subject to transfer restrictions, so that such shares are freely tradeable upon the Closing;

(3) for a loan from the Company to Parent in the amount of Two Million Two Hundred and Twenty Thousand Dollars ($2,220,000) for the purpose of funding any payment due in connection with an extension of the period of time for Parent to consummate a business combination and for working capital purposes (the “Loan”). The Loan shall be funded in three equal installments on each of October 26, 2022, January 26, 2023 and April 26, 2023, in each case in the amount of Seven Hundred Forty Thousand Dollars ($740,000). Of each such installment, the sum of Six Hundred Ninety Thousand Dollars ($690,000) (the “Extension Funding Amount”) shall be used to cover the extension costs, and the remaining Fifty Thousand ($50,000) shall be used for working capital. In the event that the actual extension costs are less than the Extension Funding Amount, Parent shall promptly repay the difference between such actual extension costs and the Extension Funding Amount. Parent shall issue a promissory note for the amount of the Loan in favor of the Company.;

(4) that the Outside Date is extended to August 1, 2023;

(5) that the Merger Agreement may be terminated (a) by the Parent Parties, in the event that the Company fails to fund any of the installment amounts of the Loan specified in Section 9.8 of the Merger Agreement by the applicable due dates, (h) by the Parent Parties or the Company, in the event that the Parent Parties fail to obtain any extension to the termination date by which time Parent must cease operations unless a business combination has been consummated and (i) by the Company, in the event that Parent defaults on the Promissory Note as specified in such Section 9.8, which default remains not cured within ten (10) calendar days; and

(6) for (i) a Parent breakup fee payable by the Company to Parent equal to Four Million Dollars ($4,000,000) in cash in the event of the termination of the Merger Agreement by Parent pursuant to Section 11.1(b) of the Merger Agreement or as a result of the Company’s refusal to consummate the transactions contemplated thereby and (ii) a Company breakup fee payable by Parent to the Company in the amount of Five Million Dollars ($5,000,000) in the event of the termination of the Merger Agreement by the Company pursuant to Section 11.1(c) of the Merger Agreement or as a result of Parent’s refusal to consummate the transactions contemplated thereby.

On October 10, 2022, Parent issued a promissory note for the amount of the Loan in favor of the Company (the “Promissory Note”), pursuant to which Parent may elect to issue a number of unregistered shares of its common stock, valued for these purposes at $10.00 per share, the aggregate value of which shall be equal to the outstanding principal amount of the Loan, to the Company or its designee as payment of its obligations under the Loan, except in the event that the actual extension costs are less than the Extension Funding Amount, Parent shall wire such prepayment to such account as designated by the Company.

The foregoing descriptions of Amendment No. 2 and the Promissory Note do not purport to be complete and are qualified in their entirety by the terms and conditions of the actual agreement and note, which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and are incorporated by reference herein.

Stock Purchase Agreements

As previously disclosed, in connection with the execution of the Merger Agreement, Arisz Investment LLC (the “Sponsor”) and Ethereal Tech Pte. Ltd., a subsidiary of the Company (“ET”), entered into a stock purchase agreement (the “ET Stock Purchase Agreement”), pursuant to which ET purchased 128,206 shares of Arisz common stock (the “ET Shares”) from the Sponsor for a purchase price of $1,250,000. Subject to the satisfaction of conditions set forth in the ET Stock Purchase Agreement, the Sponsor shall cause the ET Shares to be transferred on the books and records of Arisz to ET. As of the date hereof, the transfer of ET Shares has been completed.

In addition, on October 10, 2022, the Sponsor and ET, entered into a stock purchase agreement (the “Second ET Stock Purchase Agreement”), pursuant to which ET purchased 76,142 shares of Arisz common stock (the “Additional ET Shares”) from the Sponsor for a purchase price of $750,000. Subject to the satisfaction of conditions set forth in the Second ET Stock Purchase Agreement, the Sponsor shall cause the Additional ET Shares to be transferred on the books and records of Arisz to ET. As of the date hereof, the transfer of ET Shares has not been completed.

Backstop Agreement

As previously disclosed, on July 14, 2022, each of Arisz , the Company, the Purchaser and the Sponsor (and, along with any assignee of the Sponsor, the “Buyer”) entered into a backstop agreement (the “Backstop Agreement”) whereby, in connection with the Business Combination, the Buyer has agreed to subscribe for and purchase no less than US$1.25 million worth of shares of Arisz common stock par value $0.0001 per share or Purchaser’s Class A ordinary shares, as specified therein. The Backstop Agreement terminated as per its terms on July 31, 2022.

On October 13, 2022 the parties to the Backstop Agreement entered into a new backstop agreement (the “New Backstop Agreement”) substantially on the same terms as the Backstop Agreement with the only substantive additional terms being that: 1) the subscription amount is $2.0 million worth of shares and 2) the termination date is the earlier of: (i) the date agreed by the parties thereto in writing and (ii) the date that the Merger Agreement is terminated, on its terms.

The foregoing description of the New Backstop Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the New Backstop Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Arisz and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the Company or Arisz; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Arisz’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Prospectus dated November 17, 2021 relating Arisz’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Arisz and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Arisz, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Arisz and and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting of Arisz stockholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Arisz. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Arisz at 199 Water Street, 31st Floor, New York, NY 10038. INVESTORS AND SECURITY HOLDERS OF ARISZ ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ARISZ WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARISZ, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

Arisz, the Company and certain shareholders of Arisz, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Arisz common stock in respect of the proposed transaction. Information about Arisz’s directors and executive officers and their ownership of Arisz common stock is set forth in the Prospectus dated November 17, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arisz or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Merger Agreement dated October 10, 2022 by and between Arisz and Finfront Holding Company
10.1	Promissory Note
10.2	Backstop Agreement

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2022

ARISZ ACQUISITION CORP.

By:	/s/ Fang Hindle-Yang
Name:	Fang Hindle-Yang
Title:	Chief Executive Officer